                                                                 EXHIBIT 10.2


                     DIRECTOR STOCK SUBSCRIPTION AGREEMENT
                     -------------------------------------

     STOCK SUBSCRIPTION AGREEMENT, dated as of _____ __, 1997 (the "Agreement"),
                                                                    ---------
between RACI Holding, Inc., a Delaware corporation ("Holding"), and the
                                                     -------
Purchaser whose name appears on the signature page hereof (the "Purchaser").
                                                                ---------

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, on December 1, 1993, Remington Arms Company, Inc., a Delaware corporation formerly named RACI Acquisition Corporation, and a wholly-owned subsidiary of Holding, acquired (the "Acquisition") substantially all the assets
                                      -----------
and business of Sporting Goods Properties, Inc., formerly named Remington Arms Company, Inc. ("Sporting Goods"), and certain related assets of Sporting Goods'
                -------- -----
parent E. I. du Pont de Nemours and Company;

     WHEREAS, pursuant to Holding's Director Stock Purchase Plan (the "Plan"), the Board of Directors of Holding (the "Board") has authorized Holding to offer the Purchaser the opportunity to purchase 2,500 shares of Class A Common Stock, par value $.01 per share ("Common Stock"), of Holding (each a "Share" and,
                                                               -----
collectively, the "Shares"), at a price of $100.00 per share;
                   ------

     WHEREAS, the Purchaser desires to subscribe for and purchase from Holding all of such Shares;

     WHEREAS, the terms of the offering of the Shares of Common Stock being made as of the date hereof are set forth in an Offering Prospectus dated ____ __, 1997 (the "Offering Prospectus"), a copy which has been furnished to the
           -------- ----------
Purchaser by Holding; and

     WHEREAS, Holding desires to sell to the Purchaser and the Purchaser desires to purchase from Holding the Shares, on the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, to implement the foregoing and in consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows:

     1.  Purchase and Sale of Common Stock.
         ---------------------------------

     (a) Purchase of Common Stock.  Subject to all of the terms and conditions
         ------------------------
of this Agreement, the Purchaser hereby subscribes for and shall purchase and Holding shall sell to the Purchaser, the Shares, at a purchase price of $100.00 per Share, at the Closing referred to in Section 2(a) hereof. Notwithstanding anything in this Agreement to the contrary, Holding shall have no obligation to sell any shares of Common Stock to any person who is a resident of a jurisdiction in which the sale of Common Stock to such person would constitute a violation of the securities, "blue sky" or other laws of such jurisdiction.

     (b)  Consideration.  Subject to all of the terms and conditions of this
          -------------
Agreement, the Purchaser shall deliver to Holding at the Closing referred to in Section 2(a) hereof, immediately available funds in the amount of $250,000.

     2.  Closing.
         -------

     (a)  Time and Place.  Except as otherwise mutually agreed by Holding and
          --------------
the Purchaser, the closing (the "Closing") of the transaction contemplated by
                                 -------
this Agreement shall be held at the offices of Debevoise & Plimpton, 875 Third Avenue, New York, New York at 10:00 a.m. (New York time) on or about ____ __, 1997.

     (b)  Delivery by Holding.  At the Closing, Holding shall deliver to the
          -------------------
Purchaser a stock certificate registered in such Purchaser's name and representing the Shares, which certificate shall bear the legends set forth in
Section 3(b) hereof.

     (c)  Delivery by the Purchaser.  At the Closing, the Purchaser shall
          -------------------------
deliver to Holding the consideration referred to in Section 1(b) hereof.

     3.  Purchaser's Representations, Warranties and Covenants.
         -----------------------------------------------------

     (a)  Investment Intention.  The Purchaser represents and warrants that the
          --------------------
Purchaser is acquiring the Shares solely for the Purchaser's own account for investment and not with a view to or for sale in connection with any distribution thereof. The Purchaser agrees that the Purchaser will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of any of the Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of any Shares), except in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the rules
                                             ---------------
and regulations of the Securities and Exchange Commission (the "Commission")
                                                                 ----------
thereunder,
and in compliance with applicable state securities or "blue sky" laws and foreign securities laws, if any. The Purchaser further understands, acknowledges and agrees that none of the Shares may be transferred, sold, pledged, hypothecated or otherwise disposed of (i) unless any transferee of the
                                                -
Purchaser shall have agreed in writing, pursuant to an instrument of assumption satisfactory in form and substance to Holding, to make the representations and warranties set forth in Section 3 hereof, other than Section 3(f), and to be bound by the provisions of Sections 3 through 5 hereof, inclusive, (ii) unless
                                                                    --
(A) such disposition is pursuant to an effective registration statement under
 -
the Securities Act, (B) the Purchaser shall have delivered to Holding an opinion
                     -
of counsel, which opinion and counsel shall be reasonably satisfactory to Holding, to the effect that the Purchaser is not an "affiliate" of Holding within the meaning of Rule 405 promulgated under the Securities Act ("Rule 405")
                                                                      --------
or, if the Purchaser is an affiliate within the meaning of Rule 405, to the effect that such disposition is exempt from the provisions of Section 5 of the Securities Act or (C) a no-action letter from the Commission, reasonably
                   -
satisfactory to Holding, shall have been obtained with respect to such disposition and (iii) unless such disposition is pursuant to registration under
                 ---
any applicable state or foreign securities laws or an exemption therefrom.

     (b)  Legends.  The Purchaser acknowledges that the certificate or
          -------
certificates representing the Shares shall bear the following legends:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A STOCK SUBSCRIPTION AGREEMENT, DATED AS OF [_________, 1997], AND NEITHER THIS CERTIFICATE NOR THE SHARES REPRESENTED BY IT ARE ASSIGNABLE OR OTHERWISE TRANSFERABLE EXCEPT IN ACCORDANCE WITH THE PROVI-SIONS OF SUCH STOCK SUBSCRIPTION AGREEMENT, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF THE CURRENT FORM OF WHICH IS ON FILE WITH THE SECRETARY OF HOLDING. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ENTITLED TO THE BENEFITS OF AND ARE BOUND BY THE OBLIGATIONS SET FORTH IN A REGISTRATION AND PARTICIPATION AGREEMENT, DATED AS OF NOVEMBER 30, 1993, AMONG HOLDING AND CERTAIN STOCKHOLDERS OF HOLDING, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF THE CURRENT FORM OF WHICH IS ON FILE WITH THE SECRETARY OF HOLDING."

          "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF (i) UNLESS ANY
                                                           -
     TRANSFEREE OF THE HOLDER HEREOF SHALL HAVE AGREED IN WRITING TO MAKE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 3 OF THE STOCK SUBSCRIPTION AGREEMENT AND TO BE BOUND BY THE PROVISIONS OF SECTIONS 3 THROUGH 5, INCLUSIVE, OF SUCH STOCK SUBSCRIPTION AGREEMENT, (ii) UNLESS (A)
                                                                  --          -
     SUCH DISPOSITION IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (B) THE HOLDER HEREOF SHALL HAVE
                                              -
     DELIVERED TO HOLDING AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO HOLDING, TO THE EFFECT THAT THE HOLDER IS NOT AN AFFILIATE OF HOLDING OR, IF THE HOLDER IS AN AFFILIATE, TO THE EFFECT THAT SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SUCH ACT OR (C) A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION,
             -
     REASONABLY SATISFACTORY TO HOLDING, SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH DISPOSITION AND (iii) SUCH DISPOSITION IS PURSUANT TO REGISTRATION
                              ---
     UNDER ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM. IF THE HOLDER HEREOF IS A CITIZEN OR RESIDENT OF ANY JURISDICTION OTHER THAN THE UNITED STATES, OR SUCH HOLDER DESIRES TO EFFECT ANY TRANSFER IN ANY SUCH JURISDICTION, THEN, IN ADDITION TO THE FOREGOING, COUNSEL FOR SUCH HOLDER (WHICH COUNSEL SHALL BE REASONABLY SATISFACTORY TO HOLDING) SHALL HAVE FURNISHED HOLDING WITH AN OPINION OR OTHER ADVICE REASONABLY SATISFACTORY TO HOLDING TO THE EFFECT THAT SUCH TRANSFER WILL COMPLY WITH THE SECURITIES LAWS OF SUCH JURISDICTION."

          (c)  Securities Law Matters.  The Purchaser acknowledges receipt of
               ----------------------
advice from Holding that (i) the offer and sale of the Shares hereby have been
                          -
registered on Form S-8 under the Securities Act but have not been qualified under any state securities or "blue sky" laws or foreign securities laws, (ii)
                                                                           --
the resale of the Shares by persons who are affiliates of Holding, within the meaning of Rule 405, has not been registered under the Securities Act or qualified under any state securities or "blue sky" laws or foreign securities laws, (iii) it is not anticipated that there will be any public market for the
       ---
Shares, (iv) the Shares must be held indefinitely and the Purchaser must
         --
continue to bear the economic risk of the investment in the Shares unless there is a public market for the Shares and the Shares are registered for resale under the Securities Act (to the extent required under the Securities Act), and such state and foreign laws or an exemption from registration is available, (v) while Rule 144 promulgated under
                                             -
the Securities Act ("Rule 144") is presently available with respect to sales of
                     --------
the Shares, Holding has made no covenant to continue to make Rule 144 available,
(vi) when and if the Shares may be disposed of without registration in reliance
 --
upon Rule 144, such disposition by an affiliate of Holding, within the meaning of Rule 405, can be made only in limited amounts in accordance with the terms and conditions of Rule 144, (vii) Holding does not plan to file reports with the
                             ---
Commission or make public information concerning Holding available unless required to do so by law or the terms of its financing agreements, (viii) if the
                                                                    ----
exemption afforded by Rule 144 is not available, sales of the Shares may be difficult to effect because of the absence of public information concerning Holding, (ix) a restrictive legend in the form heretofore set forth shall be
          --
placed on the certificates representing the Shares and (x) a notation shall be
                                                        -
made in the appropriate records of Holding indicating that the Shares are subject to restrictions on transfer set forth in this Agreement and, if Holding should in the future engage the services of a stock transfer agent, appropriate stop-transfer restrictions will be issued to such transfer agent with respect to the Shares.

          (d)  Compliance with Rule 144.  If any of the Shares are to be
               ------------------------
disposed of in accordance with Rule 144, the Purchaser shall transmit to Holding an executed copy of Form 144 (if required by Rule 144) no later than the time such form is required to be transmitted to the Commission for filing and such other documentation as Holding may reasonably require to assure compliance with Rule 144 in connection with such disposition.

          (e)  Ability to Bear Risk.  The Purchaser represents and warrants
               --------------------
that (i) the financial situation of the Purchaser is such that the Purchaser can
      -
afford to bear the economic risk of holding the Shares for an indefinite period and (ii) the Purchaser can afford to suffer the complete loss of the Purchaser's
     --
investment in the Shares.

          (f)  Access to Information.  The Purchaser represents and warrants
               ---------------------
that (i) the Purchaser has received the Offering Prospectus, dated as of
      -
__________, 1997, relating to this offering of the Shares and the Purchaser has carefully reviewed such Prospectus and such other materials furnished to the Purchaser in connection with the transaction contemplated hereby and (ii) the
                                                                      --
Purchaser has been granted the opportunity to ask questions of, and receive answers from, representatives of Holding concerning the terms and conditions of the purchase of the Shares and to obtain any additional information that the Purchaser deems necessary to verify the accuracy of the information contained in such materials.

          (g)  Restrictions on Sale upon Public Offering. The Purchaser
               -----------------------------------------
acknowledges and agrees that the Purchaser shall be entitled to the rights and subject to the obligations created under the Registration and Participation Agreement, dated as of November 30, 1993, among Holding and certain stockholders of Holding, as the same may be amended from time to time (the "Registration and
                                                               ----------------
Participation Agreement"), and the Shares shall be deemed to be "registrable
-----------------------
securities," as defined in the Registration and Participation Agreement, in each case, to the extent provided therein.

          (h)  Registration.  The Purchaser acknowledges and agrees that, in the
               ------------
event that Holding files a registration statement under the Securities Act with respect to an underwritten public offering of any shares of its capital stock led by one or more underwriters at least one of which is an underwriter of nationally recognized standing (a "Public Offering"), the Purchaser will not
                                   ------ --------
effect any public sale or distribution of any shares of the Common Stock (other than as part of such underwritten public offering), including but not limited to, pursuant to Rule 144 or Rule 144A under the Securities Act, during the 20 days prior to and the 180 days after the effective date of such registration statement. The Purchaser further understands and acknowledges that any sale, transfer or other disposition of the Shares by him following a public offering will be subject to compliance with, and may be limited under, the federal securities laws and/or state "blue sky" securities laws.

          4.  Options of Holding and the C&D Fund Upon Proposed Disposition.
              --------------------------------------------------------------

          (a)  Rights of First Refusal.  If the Purchaser desires to accept an
               -----------------------
offer (which must be in writing and for cash, be irrevocable by its terms for at least 60 days and be a bona fide offer as determined in good faith by the Board) from any prospective purchaser to purchase all or any part of the Shares at any time owned by the Purchaser, the Purchaser shall give notice in writing to Holding and The Clayton & Dubilier Private Equity Fund IV Limited Partnership, a Connecticut limited partnership (together with any successor investment vehicle managed by Clayton, Dubilier & Rice, Inc., the "C&D Fund") (i) designating the
                                                --------    -
number of Shares proposed to be sold, (ii) naming the prospective purchaser of
                                       --
such Shares and (iii) specifying the price (the "Offer Price") at and terms (the
                 ---                             ----- -----
"Offer Terms") upon which the Purchaser desires to sell the same. During the 30-
 -----------
day period following receipt of such notice by Holding and the C&D Fund (the

"First Refusal Period"), Holding shall have the right to purchase from the
---------------------
Purchaser the Shares specified in such notice, at the Offer Price and on the Offer Terms. Holding hereby undertakes to use rea sonable efforts to act as promptly as practicable following such notice to determine whether it shall elect to exercise such right. If Holding fails to exercise such rights within the First Refusal Period, the C&D Fund shall have the right to purchase the Shares specified in such notice, at the Offer Price and on the Offer Terms, at any time during the period beginning at the earlier of (x) the end of the First
                                                        -
Refusal Period and (y) the date of receipt by the C&D Fund of written notice
                    -
that Holding has elected not to exercise its rights and ending 30 days thereafter (the "Second Refusal Period"). The rights provided hereunder shall
                 ------ ------- ------
be exercised by written notice to the Purchaser given at any time during the applicable period. If such right is exercised, Holding or the C&D Fund, as the case may be, shall deliver to the Purchaser, within the applicable Refusal Period, a check for the Offer Price, payable to the order of the Purchaser, against delivery of certificates or other instruments representing the Shares so purchased, appropriately endorsed by the Purchaser. If such right shall not have been exercised, including the delivery to the Purchaser of a check for the Offer Price, prior to the expiration of the Second Refusal Period, then at any time during the 30 days following the expiration of the Second Refusal Period, the Purchaser may sell such Shares to (but only to) the intended purchaser named in the Purchaser's notice to Holding and the C&D Fund at the Offer Price and on the Offer Terms specified in such notice, free of all restrictions or obligations imposed by, and free of any rights or benefits set forth in, Section 4 of this Agreement, provided that such intended purchaser shall have agreed
                     --------
in writing, pursuant to an instrument of assumption satisfactory in substance and form to Holding, to make and be bound by the representations, warranties and covenants set forth in Section 3 hereof, other than those set forth in Sections 3(f), this Section 4 (as to any subsequent sale of the Shares) and Section 5 hereof.

          (b)  Public Offering.  In the event that a Public Offering has been
               ---------------
consummated, neither Holding nor the C&D Fund shall have any rights to purchase the Shares from the Purchaser pursuant to this Section 4 and this Section 4 shall not apply to a sale to the underwriters as part of a Public Offering.

          5.  Take-Along Rights.
              -----------------

          (a)  Take-Along Notice.  So long as the C&D Fund holds a number of
               -----------------
shares of Common Stock equal to at least one-third of the Common Stock originally purchased by the C&D Fund at the closing of the Acquisition, if the C&D Fund intends to effect a sale of all of its shares of Common Stock to a third party (a "100% Buyer") and elects to exercise its rights under this
                ----------
Section 5, the C&D Fund shall deliver written notice (a "Take-Along Notice") to
                                                         ---------- ------
the Purchaser, which notice shall (a) state (i) that the C&D Fund wishes to
                                   -         -
exercise its rights under this Section 5 with respect to such transfer, (ii) the
                                                                         --
name and address of the 100% Buyer, (iii) the per share amount and form of
                                     ---
consideration the C&D Fund proposes to receive for its shares of Common Stock and (iv) the terms and conditions of payment of such consideration and all other
     --
material terms and conditions of such transfer, (b) contain an offer (the
                                                   -
"Take-Along Offer") by the 100% Buyer to purchase from the Purchaser all of his
-----------------
Shares on and subject to the same terms and conditions offered to the C&D Fund and (c) state the anticipated time and place of the closing of the purchase and
     -
sale of the shares (a "Section 5 Closing"), which (subject to such terms and
                       -----------------
conditions) shall occur not fewer than five (5) days nor more than ninety (90) days after the date such Take-Along Notice is delivered, provided that if such
                                                         --------
Section 5 Closing shall not occur prior to the expiration of such 90-day period, the C&D Fund shall be entitled to deliver additional Take-Along Notices with respect to such Take-Along Offer.

          (b)  Conditions to Take-Along.  Upon delivery of a Take-Along Notice,
               ------------------------
the Purchaser shall have the obligation to transfer all of his Shares pursuant to the Take-Along Offer, as the same may be modified from time to time, provided
                                                                        --------
that the C&D Fund transfers all of its Shares to the 100% Buyer at the Section 5 Closing. Within 10 days of receipt of the Take-Along Notice, the Purchaser shall
(i) execute and deliver to the C&D Fund a power of attorney and a letter of
 -
transmittal and custody agreement in favor of, and in form and substance satisfactory to, the C&D Fund, constituting the C&D Fund, Clayton, Dubilier & Rice, Inc. ("CD&R") or one or more of their respective affiliates designated by
             ----
the C&D Fund (the "Custodian"), the true and lawful attorney-in-fact and
                   ---------
custodian for the Purchaser, with full power of substitution, and authorizing the Custodian to take such actions as the Custodian may deem necessary or appropriate to effect the sale and transfer of the Shares to the 100% Buyer, upon receipt of the purchase price therefor at the Section 5 Closing, free and clear of all security interests, liens, claims, encumbrances, charges, options, restrictions on transfer, proxies and voting and other agreements of whatever nature, and to take such other action as may be necessary or appropriate in connection with such sale, including consenting to any amendments, waivers, modifications or supplements to the terms of the sale (provided that the C&D
                                                       --------
Fund also so consents, and sells and transfers its shares of Common Stock on the same terms as so amended, waived, modified or supplemented) and (ii) deliver to
                                                                 --
the C&D Fund certificates representing the Shares, together with all necessary duly executed stock powers.

          (c)  Remedies.   The Purchaser acknowledges that the C&D Fund would be
               --------
irreparably damaged in the event of a breach or a threatened breach by the Purchaser of any of its obligations under this Section 5 and the Purchaser agrees that, in the event of a breach or a threatened breach by the Purchaser of any such obligation, the C&D Fund shall, in addition to any other rights and remedies available to it in respect of such breach, be entitled to an injunction from a court of competent jurisdiction granting it specific performance by the Purchaser of its obligations under this Section 5. In the event that the C&D Fund shall file suit to enforce the covenants contained in this Section 5 (or obtain any other remedy in respect of any breach thereof), the prevailing party in the suit shall be entitled to recover, in addition to all other damages to which it may be entitled, the costs incurred by such party in conducting the suit, including reasonable attorney's fees and expenses. In the event that, following a breach or a threatened breach by the Purchaser of the provisions of this Section 5, the C&D Fund does not obtain an injunction granting it specific performance of the Purchaser's obligations under this Section 5 in connection with such proposed sale prior to the time the C&D Fund completes the sale of its shares or, in its sole discretion, abandons such sale, then Holding shall have the option to purchase the Shares from the Purchaser at a purchase price per Share equal to the lesser of (i) the fair
                                                                  -
market value of such Shares as of the date of the breach or threatened breach that gives rise to the right to repurchase and (ii) the price at which the
                                                --
Purchaser purchased such Shares from Holding.

          (d) Public Offering.  In the event that a Public Offering has been
              ---------------
consummated, the provisions of this Section 5 shall terminate and cease to have further effect.

          6.   Representations and Warranties of Holding. Holding represents and
               -----------------------------------------
warrants to the Purchaser that (a) Holding has been duly incorporated and is an
                                -
existing corporation in good standing under the laws of the State of Delaware,

(b) this Agreement has been duly authorized, executed and delivered by Holding
 -
and constitutes a valid and legally binding obligation of Holding enforceable against Holding in accordance with its terms and (c) the Shares, when issued,
                                                  -
delivered and paid for in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable, and free and clear of any liens or encumbrances other than those created pursuant to this Agreement, or otherwise in connection with the transactions contemplated hereby.

          7.   Covenants of Holding.
               --------------------

          (a)  Rule 144.  Holding agrees that at all times after it has filed a
               --------
registration statement after the date hereof pursuant to the requirements of the Securities Act or Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), relating to any class of equity securities of Holding
      ------------
(other than (i) the registration of equity securities of Holding and/or options
             -
or interests in respect thereof to be offered primarily to directors and/or members of management or employees, sales agents or similar representatives of Holding, or any subsidiary of Holding, directors or senior executives of corporations in which entities managed or sponsored by CD&R have made equity investments and/or other persons with whom CD&R has consulting or other advisory relationships, or (ii) the registration of equity securities and/or options or
                   --
other interests in respect thereof solely on Form S-4 or S-8 or any successor form), it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if Holding is not required to file such reports, it will, upon the request of the Purchaser, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), to the extent required from time to time to enable the Purchaser to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144, as such Rule may be amended from time to
                        -
time, or (ii) any successor rule or regulation hereafter adopted by the
          --
Commission.

          (b)  State Securities Laws.  Holding agrees to use its best efforts to
               ---------------------
comply with all state securities or "blue sky" laws applicable to the sale of the Shares to the Purchaser, provided that Holding shall not be obligated to
                             --------
qualify or register the Shares under any such law or to qualify as a foreign corporation or file any consent to service of process under the laws of any jurisdiction or subject itself to taxation as doing business in any such jurisdiction.

          8.   Miscellaneous.
               -------------

          (a)  Notices.  All notices and other communications required or
               -------
permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such mail delivery, to Holding or the Purchaser, as the case may be, at the following addresses or to such other address as Holding or the Purchaser, as the case may be, shall specify by notice to the others:

          (i)  if to Holding, to it at:

               RACI Holding, Inc.
               c/o Remington Arms Company, Inc.
               870 Remington Drive
               P.O. Box 700
               Madison, North Carolina 27025-0700
               Attention:  Chairman
               ---------

         (ii) if to the Purchaser, to the Purchaser at the address set forth on the signature page hereof.

All such notices and communications shall be deemed to have been received on the date of delivery if delivered personally or on the third business day after the mailing thereof. Copies of any notice or other communication given under this Agreement shall also be given to:

          Clayton, Dubilier & Rice, Inc.
          375 Park Avenue
          New York, New York  10152
          Attention:  Joseph L. Rice, III
          ---------

          and

          Debevoise & Plimpton
          875 Third Avenue
          New York, New York  10022
          Attention:  Franci J. Blassberg, Esq.
          ---------

The C&D Fund shall also be given a copy of any notice or other communication between the Purchaser and Holding under this Agreement at its address as set forth below:

          The Clayton & Dubilier Private Equity
            Fund IV Limited Partnership
          270 Greenwich Avenue
          Greenwich, Connecticut  06830
          Attention:  Clayton & Dubilier Associates
          ---------
                        IV Limited Partnership,
                        Joseph L. Rice, III

          (b)  Binding Effect; Benefits.  This Agreement shall be binding upon
               ------------------------
the parties to this Agreement and their respective successors and assigns and shall inure to the benefit of the parties to the Agreement, the C&D Fund and their respective successors and assigns. Except as provided in Sections 4 and 5, nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement, the C&D Fund or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

          (c)  Waiver; Amendment.
               -----------------

          (i)  Waiver.  Any party hereto or beneficiary  hereof may by written
               ------
     notice to the other parties

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

     (A) extend the time for the performance of any of the obligations or other
      -
     actions of the other parties under this Agreement, (B) waive compliance
                                                         -
     with any of the conditions or covenants of the other parties contained in this Agreement and (C) waive or modify performance of any of the
                         -
     obligations of the other parties under this Agreement, provided that any
                                                            --------
     waiver of the provisions of Sections 4 and 5 must be consented to in writing by the C&D Fund. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party or beneficiary shall be deemed to constitute a waiver by the party or beneficiary taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto or beneficiary hereof of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party to exercise any right or privilege hereunder shall be deemed a waiver of such party's or beneficiary's rights or privileges hereunder or shall be deemed a waiver of such party's or beneficiary's rights to exercise the same at any subsequent time or times hereunder.

          (ii)  Amendment.  This Agreement may not be amended, modified or
                ---------
     supplemented orally, but only by a written instrument executed by the Purchaser and Holding, and (in the case of any amendment, modification or supplement to or affecting Section 4 or 5 hereof, or that adversely affects the rights of the C&D Fund hereunder) consented to by the C&D Fund in writing. The parties hereto acknowledge that Holding's consent to an amendment or modification of this Agreement may be subject to the terms and provisions of Holding's financing agreements.

          (d)  Assignability.  Neither this Agreement nor any right, remedy,
               -------------
obligation or liability arising hereunder or by reason hereof shall be assignable by Holding or the Purchaser without the prior written consent of the other parties and the C&D Fund. The C&D Fund may assign from time to time all or any portion of its rights under Sections 4 and 5 hereof to one or more persons or other entities designated by it.

          (e)  Applicable Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND
               --------------
CONSTRUED IN ACCORDANCE WITH THE LAW OF THE

STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE CORPORATE LAW OF THE STATE OF DELAWARE SPECIFICALLY AND MANDATORILY APPLIES.

          (f)  Section and Other Headings, etc.  The section and other headings
               -------------------------------
contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          (g)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

          (h)  Delegation by the Board.  All of the powers, duties and
               -----------------------
responsibilities of the Board specified in this Agreement may, to the full extent permitted by applicable law, be exercised and performed by any duly constituted committee thereof to the extent authorized by the Board to exercise and perform such powers, duties and responsibilities.

          IN WITNESS WHEREOF, Holding and the Purchaser have executed this Agreement as of the date first above written.

                         RACI HOLDING, INC.


                         By:______________________________
                            Name:
                            Title:


                         THE PURCHASER:



                         By:______________________________
                            Name:
                            Title:

                         Address of the Purchaser:



Total Number of Shares
of Common Stock to be
Purchased:                    ____________________________


Cash Purchase
Price:                        ____________________________